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                                                                 EXHIBIT 10.65

                                AMENDMENT NO. 2

     This Amendment No. 2 amends the Licensing Agreement between Daniel E. Aykroyd ("Aykroyd"), Judith Belushi Pisano ("Pisano"), and Isaac B. Tigrett ("Tigrett") dated February 18, 1992, as amended by Amendment No. 1 dated June 16, 1993 (the "Agreement"), as assigned to House of Blues Brands Corp. ("HOBB") pursuant to that certain Agreement for Assignment of Contract Rights, effective November 16, 1992.

     In consideration of the mutual promises and other consideration contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree as follows:

     1. In Section 1(c) of the Agreement, line 14, the last sentence is deleted and the following is inserted in its place:

              "Notwithstanding the above, Owners may continue to license and merchandise tangible personal property (other than "B.B. Blues" and "B.B. Blues Bar") directly connected to exploitation of the rights described in paragraph 2a(i) as may be reasonably required by third party film, television, or theatrical production entities."

     2. Pursuant to paragraph 5 of the Agreement, the parties have negotiated in good faith to establish minimum performance requirements. The parties agree that the minimum performance requirement shall be: (a) that HOBB or its sublicensees shall operate no fewer than three Restaurants incorporating various aspects of the Property; and (b) that HOBB shall pay Pisano and Aykroyd each minimum cumulative royalties of $100,000 per year (less any amount waived by Aykroyd pursuant to Section 4 of Amendment No. 1 to the Agreement) based upon gross revenues at the Restaurant other than revenues from the sale of tangible personal property labeled with the Property. Effective as of the date of this Amendment No. 2, paragraph 5 of the Agreement shall have no further force or effect.

     3. This Amendment No. 2 shall become effective only if HOB Entertainment, Inc. ("HOBE"), contemporaneously with execution of this Amendment No. 2, executes an amendment to the Waiver and Consent Agreement dated June 23, 1993, under which HOBE agrees that Pisano's right to purchase up to 212,963 Shares of its Class A Convertible Preferred Stock may be exercised by Pisano at any time, in whole or in part, before the earlier of June 30, 1999 or the date of HOBE's initial public offering of securities pursuant a firm commitment underwriting agreement.

     4. HOBB shall use good faith, commercially reasonable efforts to market the Property for the purpose of enhancing its value to HOBB and the Owners. Within ninety (90) days following the Effective Date of this Amendment No. 2, the Owners and HOBB shall meet to discuss marketing opportunities for the Property with SONY Signatures, Inc.






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     5.   The following provisions of the Agreement are hereby deleted;

          5.1   The second and third sentences in Section 2(d) of the Agreement.

          5.2   Section 2(e) of the Agreement.

          5.3   Section 4(c) of the Agreement.

          5.4   The second and third sentences in Section 23 of the Agreement.

          5.5   The last sentence in Section 2 of Amendment No. 1 to the
                Agreement.

     6. As of the Effective Date of this Amendment No. 2, if either Owner provides notice to Tigrett pursuant to Section 22 of the Agreement, the Owner shall not be required to send a copy of the notice to Randall E. Roberts, but instead shall send a copy of the notice to:

          Nathaniel J. Lipman
          House of Blues
          8439 Sunset boulevard, Suite 107
          West Hollywood, CA 90069
          Facsimile: (213) 650-0471

     7. Terms used in this Amendment No. 2 shall have the meanings given to them in the Agreement.

     8. Except as expressly set forth in this Amendment No. 2, the remaining terms of the Agreement shall remain in full force and effect.

     9. This Amendment may be signed in counterparts, with each counterpart constituting an original and all counterparts together constituting one and the same instrument.

     10. HOBB and HOBE represent and warrant that they have the power and authority to execute and deliver this Amendment No. 2, that the execution and delivery of this Amendment No. 2 has been authorized by all necessary corporate action on the part of HOBB, HOBE, and that the provisions of this Amendment No. 2 shall be binding on Tigrett, HOBB, HOBE, and their successors and assigns.

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        11.    The individuals executing this Amendment on behalf of HOBB and
HOBE represent and warrant that they are authorized to execute this Amendment on behalf of HOBB and HOBE, respectively.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 as of May 1, 1996.


                                        -------------------------------
                                        Daniel E. Aykroyd


                                        /s/ Judith Belushi Pisano
                                        -------------------------------
                                        Judith Belushi Pisano



                                        -------------------------------
                                        Isaac Tigrett

                                        HOUSE OF BLUES BRANDS CORP.



                                        By:
                                           ----------------------------

                                        Title:
                                              -------------------------

                                        HOB ENTERTAINMENT, INC.



                                        By:
                                           ----------------------------
                                        Title:
                                              -------------------------

                                       3

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     11. The individuals executing this Amendment on behalf of HOBB and HOBE represent and warrant that they are authorized to execute this Amendment on behalf of HOBB and HOBE, respectively.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 as of May 1, 1996.

                                                   /s/ Danniel E. Aykroyd
                                                   -----------------------------
                                                   Danniel E. Aykroyd



                                                   -----------------------------
                                                   Judith Belushi Pisano


                                                   /s/ Isaac Tigrett
                                                   -----------------------------
                                                   Isaac Tigrett


                                                   HOUSE OF BLUES BRANDS CORP.

                                                   By: /s/ Isaac Tigrett
                                                      --------------------------
                                                   Title:
                                                         -----------------------

                                                   HOB ENTERTAINMENT, INC.


                                                   By: /s/ Isaac Tigrett
                                                      --------------------------
                                                   Title:
                                                         -----------------------

                                                     [LOGO OF IN BLUES WE TRUST]

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